Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT

OF OPERATIONS OF UNITED AND CONTINENTAL

Year ended December 31, 2012

In millions

	Historical		Pro Forma	Condensed Combined
	Continental	United	Adjustments	Pro Forma
Operating revenue:
Passenger-Mainline	$12,081	$13,723	$—	$25,804
Passenger-Regional	2,910	3,869	—	6,779

Total passenger revenue	14,991	17,592	—	32,583
Cargo	353	665	—	1,018
Other operating revenue	1,631	2,704	(776)	3,559

	16,975	20,961	(776)	37,160

Operating expenses:
Aircraft fuel	5,709	7,430	(1)	13,138
Salaries and related costs	3,559	4,234	152	7,945
Regional capacity purchase	963	1,507	—	2,470
Landing fees and other rent	902	1,030	(3)	1,929
Aircraft maintenance materials and outside repairs	654	1,163	(57)	1,760
Depreciation and amortization	592	930	—	1,522
Distribution expenses	668	684	—	1,352
Aircraft rent	680	313	—	993
Special charges	339	984	—	1,323
Other operating expenses	2,155	3,390	(868)	4,677

	16,221	21,665	(777)	37,109

Operating income (loss)	754	(704)	1	51
Nonoperating income (expense):
Interest expense	(326)	(496)	(1)	(823)
Interest capitalized	22	15	—	37
Interest income	15	8	—	23
Miscellaneous, net	57	(2)	—	55

	(232)	(475)	(1)	(708)

Income (loss) before income taxes	522	(1,179)	—	(657)
Income tax expense (benefit)	(5)	9	—	4

Net income (loss)	$527	$(1,188)	$—	$(661)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT

OF OPERATIONS OF UNITED AND CONTINENTAL

Year ended December 31, 2011

In millions

	Historical		Pro Forma	Condensed Combined
	Continental	United	Adjustments	Pro Forma
Operating revenue:
Passenger-Mainline	$11,816	$14,153	$6	$25,975
Passenger-Regional	2,601	3,935	—	6,536

Total passenger revenue	14,417	18,088	6	32,511
Cargo	448	718	1	1,167
Special revenue item	19	88	—	107
Other operating revenue	1,291	2,261	(218)	3,334

	16,175	21,155	(211)	37,119

Operating expenses:
Aircraft fuel	5,294	7,080	1	12,375
Salaries and related costs	3,405	4,172	75	7,652
Regional capacity purchase	830	1,574	(1)	2,403
Landing fees and other rent	900	1,028	—	1,928
Aircraft maintenance materials and outside repairs	595	1,160	(11)	1,744
Depreciation and amortization	626	921	—	1,547
Distribution expenses	688	748	(1)	1,435
Aircraft rent	686	323	—	1,009
Special charges	159	433	—	592
Other operating expenses	2,042	2,829	(274)	4,597

	15,225	20,268	(211)	35,282

Operating income	950	887	—	1,837
Nonoperating income (expense):
Interest expense	(342)	(595)	—	(937)
Interest capitalized	17	15	—	32
Interest income	10	10	—	20
Miscellaneous, net	(72)	(33)	1	(104)

	(387)	(603)	1	(989)

Income before income taxes	563	284	1	848
Income tax expense (benefit)	(6)	3	1	(2)

Net income	$569	$281	$—	$850

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT

OF OPERATIONS OF UNITED AND CONTINENTAL

Year ended December 31, 2010

In millions

	Historical		Pro Forma	Condensed Combined
	Continental	United	Adjustments	Pro Forma
Operating revenue:
Passenger-Mainline	$2,605	$13,412	$2	$16,019
Passenger-Regional	560	3,658	(1)	4,217

Total passenger revenue	3,165	17,070	1	20,236
Cargo	119	714	(1)	832
Other operating revenue	279	1,994	(7)	2,266

	3,563	19,778	(7)	23,334

Operating expenses:
Aircraft fuel	986	5,700	1	6,687
Salaries and related costs	786	4,212	4	5,002
Regional capacity purchase	202	1,610	—	1,812
Landing fees and other rent	231	1,077	(1)	1,307
Aircraft maintenance materials and outside repairs	135	980	—	1,115
Depreciation and amortization	177	903	(1)	1,079
Distribution expenses	156	756	—	912
Aircraft rent	174	326	—	500
Special charges	201	468	—	669
Other operating expenses	537	2,728	(8)	3,257

	3,585	18,760	(5)	22,340

Operating income (loss)	(22)	1,018	(2)	994
Nonoperating income (expense):
Interest expense	(86)	(695)	1	(780)
Interest capitalized	4	11	—	15
Interest income	3	11	1	15
Miscellaneous, net	2	42	(2)	42

	(77)	(631)	—	(708)

Income (loss) before income taxes	(99)	387	(2)	286
Income tax expense (benefit)	(4)	(12)	—	(16)

Net income (loss)	$(95)	$399	$(2)	$302

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET OF UNITED AND CONTINENTAL

December 31, 2012

In millions

	Historical		Pro Forma	Condensed Combined
	Continental	United	Adjustments	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,999	$2,766	$—	$4,765
Short-term investments	1,447	326	—	1,773

Total unrestricted cash, cash equivalents and short-term investments	3,446	3,092	—	6,538
Restricted cash	—	65	—	65
Receivables, less allowance for doubtful accounts	144	1,194	—	1,338
Aircraft fuel, spare parts and supplies, less obsolescence allowance	293	402	—	695
Deferred income taxes	274	272	—	546
Receivables from related parties	1	2,767	(2,542)	226
Prepaid expenses and other	147	700	(5)	842

	4,305	8,492	(2,547)	10,250

Property and equipment, net	8,346	8,946	—	17,292
Other assets:
Goodwill	4,523	—	—	4,523
Intangibles, less accumulated amortization	2,371	2,228	(2)	4,597
Receivables from related parties	—	270	(270)	—
Restricted cash	110	272	—	382
Other, net	458	594	(1)	1,051

	7,462	3,364	(273)	10,553

	$20,113	$20,802	$(2,820)	$38,095

(continued on the next page)

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET OF UNITED AND CONTINENTAL

December 31, 2012

In millions

	Historical		Pro Forma	Condensed Combined
	Continental	United	Adjustments	Pro Forma
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Advance ticket sales	$39	$3,321	$—	$3,360
Frequent flyer deferred revenue	—	2,364	—	2,364
Accounts payable	798	1,518	—	2,316
Accrued salaries and benefits	559	1,204	—	1,763
Current maturities of long-term debt	722	1,090	—	1,812
Current maturities of capital leases	3	119	—	122
Payables to related parties	2,542	75	(2,542)	75
Other	210	935	(5)	1,140

	4,873	10,626	(2,547)	12,952

Long-term debt	5,753	4,285	—	10,038
Long-term obligations under capital leases	174	618	—	792
Other liabilities and deferred credits:
Frequent flyer deferred revenue	—	2,756	—	2,756
Postretirement benefit liability	230	2,384	—	2,614
Pension liability	2,303	97	—	2,400
Advanced purchase of miles	—	1,537	—	1,537
Deferred income taxes	822	648	—	1,470
Payables to related parties	270	—	(270)	—
Lease fair value adjustment, net	881	—	—	881
Other	460	1,035	1	1,496

	4,966	8,457	(269)	13,154

Stockholder’s equity:
Common stock	—	—	—	—
Additional capital invested	4,167	3,444	(2)	7,609
Retained earnings (deficit)	1,001	(6,396)	(2)	(5,397)
Accumulated other comprehensive loss	(821)	(232)	—	(1,053)

	4,347	(3,184)	(4)	1,159

	$20,113	$20,802	$(2,820)	$38,095

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS OF UNITED AND CONTINENTAL

Note 1. Basis of Presentation

On May 2, 2010, UAL Corporation, Continental Airlines, Inc. (“Continental”) and JT Merger Sub Inc., a wholly-owned subsidiary of UAL Corporation, entered into an Agreement and Plan of Merger. On October 1, 2010, JT Merger Sub Inc. merged with and into Continental, with Continental surviving as a wholly-owned subsidiary of UAL Corporation (the “Merger”). Upon closing of the Merger, UAL Corporation became the parent company of both United Air Lines, Inc. and Continental and UAL Corporation’s name was changed to United Continental Holdings, Inc. (“UAL” or the “Company”).

On March 31, 2013, the Company merged its former subsidiaries, United Air Lines, Inc. and Continental, into a single legal entity, which was subsequently renamed United Airlines, Inc. (“United”). The merger of the United Air Lines, Inc. and Continental subsidiaries into a single legal entity represents a transaction between entities under common control and United Air Lines, Inc. is considered the predecessor entity for accounting purposes. Transactions between entities under common control are accounted for as if the transaction occurred at the beginning of the earliest period presented under which the entities were under common control, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. The pro forma financial statements have been combined with United Air Lines, Inc. as the predecessor entity because it was the first of the two subsidiaries that was controlled by UAL, the parent entity. The pro forma financial statements have been presented for the most recent balance sheet and statements of operations in periods in which United Air Lines, Inc. and Continental were under common control. The year-ended December 31, 2010 historical information presented for Continental is for the period from October 1, 2010 to December 31, 2010, the period under which the entities were under common control. There will no longer be a requirement to separately report the historical financial statements of Continental for periods prior to October 1, 2010 separate and distinct from the financial statements of United as the surviving legal entity of the merger of the two subsidiary airlines.

The Unaudited Pro Forma Condensed Combined Balance Sheet of United combines the historical consolidated balance sheet of Continental and United Air Lines, Inc. as of December 31, 2012. The Unaudited Pro Forma Condensed Combined Statements of Operations of United for the years ended December 31, 2012, 2011 and 2010 combine the historical consolidated statements of operations of Continental and United Air Lines, Inc.

The Unaudited Pro Forma Condensed Combined Financial Statements of United were prepared by combining the historical financial information of both Continental and United Air Lines, Inc. Pro forma statements that give effect to a business combination to be accounted for as a reorganization of entities under common control combine the historical financial statements of the combining entities.

These Unaudited Pro Forma Condensed Combined Financial Statements have been developed from and should be read in conjunction with the consolidated financial statements of Continental and United Air Lines, Inc. contained in their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2012.

Note 2. Pro Forma Adjustments

The pro forma adjustments reflected in the following Unaudited Pro Forma Condensed Combined Financial Statements of United primarily reflect the elimination of transactions and account balances between Continental and United Air Lines, Inc.